Filed Pursuant to Rule 497(e)
Registration No. 33-41913
THE GABELLI EQUITY SERIES FUNDS, INC.
(the “COMPANY”)
The Gabelli Small Cap Growth Fund
The Gabelli Equity Income Fund
The Gabelli Woodland Small Cap Value Fund
(each a “Fund” and together, the “Funds”)
Supplement dated June 30, 2011
to the Company’s AAA Prospectus dated January 28, 2011
Effective August 1, 2011, G.distributors, LLC, One Corporate Center, Rye, New York 10580-1422, will serve as the distributor of the Funds, replacing Gabelli & Company, Inc. Effective August 1, 2011, all references in the Prospectus to Gabelli & Company, Inc. will be changed to G.distributors, LLC. G.distributors, LLC and Gabelli & Company, Inc. are subsidiaries of GAMCO Investors, Inc. The phone numbers and addresses in the Prospectus for contacting the Funds have not changed.
The following paragraph has been inserted on page 20 of the Company’s AAA Prospectus under the paragraph entitled “Telephone or Internet Investment Plan.” found in the “Purchase of Shares” section:
Voluntary Conversion. Shareholders who currently hold Class AAA Shares and are eligible to purchase Class I Shares may convert existing Class AAA Shares to Class I Shares of the same fund through their dealer if the dealer has a specific agreement with the Distributor. Under current interpretations of applicable federal income tax law by the Internal Revenue Service (“IRS”), this voluntary conversion of Class AAA Shares to Class I Shares is not treated as a taxable event.